Exhibit 99.1 INVESTOR PRESENTATION As of Q2 2021 Updated: September 10, 2021 N Y S E : X P O F | X P O N E N T I A L F I T N E S S 1Exhibit 99.1 INVESTOR PRESENTATION As of Q2 2021 Updated: September 10, 2021 N Y S E : X P O F | X P O N E N T I A L F I T N E S S 1

LEGAL DISCLAIMER The information contained in this presentation is provided solely for the purpose of acquainting the readers with Xponential Fitness, Inc. (the “Company,” “Xponential” or “we”) and its business operations, strategies and financial performance. This presentation and any accompanying oral statements is not an offer to sell nor is it a solicitation of any offer to buy any securities and conveys no right, title or interest in the Company or the products of its business activities. The information contained herein is confidential and strictly proprietary. By accepting this document, the recipient agrees not to reproduce its contents nor disclose or distribute same to any person or entity without the expressed prior consent of the company. This presentation does not purport to be all-inclusive or to contain all of the information you or any prospective investor may desire. Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. Any statements contained in this presentation that are not statements of historical facts may be deemed to be forward-looking statements. These forward-looking statements include, without limitation, statements relating to key strategies for growth; the projected number of studio opened; expansion of market share and international business operations; the rollout of XPASS; projected financial and performance information such as studio opening, system-wide sales, annual revenue, Adjusted EBITDA; the expected trend in fitness industry; and the anticipated advantages of the franchise model. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. These factors include, but are not limited to, the impact of COVID-19 pandemic on our business and franchisees; our relationships with master franchisees and franchisees; difficulties and challenges in opening studios by franchisees; the ability of franchisees to generate sufficient revenues; risks relating to expansion into international market; loss or reputation and brand awareness; material weakness in our internal control over financial reporting; and other risks as described in our SEC filings, including our Quarterly Report on Form 10-Q for the three months ended June 30, 2021 filed with the SEC. Other unknown or unpredictable factors or underlying assumptions subsequently proving to be incorrect could cause actual results to differ materially from those in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. You should not place undue reliance on these forward- looking statements. All information provided in this press release is as of today’s date, unless otherwise stated, and Xponential undertakes no duty to update such information, except as required under applicable law. Market Data and Non-GAAP Financial Measures This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys, studies and other similar third-party sources, as well as our estimates based on such data and on our internal sources. Such data and estimates involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. We believe that the information from these third-party sources is reliable; however, we have not independently verified them, we make no representation as to their accuracy or completeness and we do not undertake to update the data from such sources after the date of this presentation. Further, our business and the industry in which we operate is subject to a high degree of risk and uncertainty, which could cause results to differ materially from those expressed in the estimates made by the third-party sources and by us. We use certain non-GAAP financial information in this presentation, such as EBITDA and Adjusted EBITDA, to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively with comparable GAAP financial measures, is helpful to investors because it provides consistency and comparability with past financial performance, and provides meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations or outlook. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measure as tools for comparison. We seek to compensate such limitations by providing a detailed reconciliation for the non-GAAP financial measures to the most directly comparable financial measures stated in accordance with GAAP in this presentation. You are encouraged to review the related GAAP financial measures and the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business. N Y S E : X P O F | X P O N E N T I A L F I T N E S S 2LEGAL DISCLAIMER The information contained in this presentation is provided solely for the purpose of acquainting the readers with Xponential Fitness, Inc. (the “Company,” “Xponential” or “we”) and its business operations, strategies and financial performance. This presentation and any accompanying oral statements is not an offer to sell nor is it a solicitation of any offer to buy any securities and conveys no right, title or interest in the Company or the products of its business activities. The information contained herein is confidential and strictly proprietary. By accepting this document, the recipient agrees not to reproduce its contents nor disclose or distribute same to any person or entity without the expressed prior consent of the company. This presentation does not purport to be all-inclusive or to contain all of the information you or any prospective investor may desire. Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. Any statements contained in this presentation that are not statements of historical facts may be deemed to be forward-looking statements. These forward-looking statements include, without limitation, statements relating to key strategies for growth; the projected number of studio opened; expansion of market share and international business operations; the rollout of XPASS; projected financial and performance information such as studio opening, system-wide sales, annual revenue, Adjusted EBITDA; the expected trend in fitness industry; and the anticipated advantages of the franchise model. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. These factors include, but are not limited to, the impact of COVID-19 pandemic on our business and franchisees; our relationships with master franchisees and franchisees; difficulties and challenges in opening studios by franchisees; the ability of franchisees to generate sufficient revenues; risks relating to expansion into international market; loss or reputation and brand awareness; material weakness in our internal control over financial reporting; and other risks as described in our SEC filings, including our Quarterly Report on Form 10-Q for the three months ended June 30, 2021 filed with the SEC. Other unknown or unpredictable factors or underlying assumptions subsequently proving to be incorrect could cause actual results to differ materially from those in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. You should not place undue reliance on these forward- looking statements. All information provided in this press release is as of today’s date, unless otherwise stated, and Xponential undertakes no duty to update such information, except as required under applicable law. Market Data and Non-GAAP Financial Measures This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys, studies and other similar third-party sources, as well as our estimates based on such data and on our internal sources. Such data and estimates involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. We believe that the information from these third-party sources is reliable; however, we have not independently verified them, we make no representation as to their accuracy or completeness and we do not undertake to update the data from such sources after the date of this presentation. Further, our business and the industry in which we operate is subject to a high degree of risk and uncertainty, which could cause results to differ materially from those expressed in the estimates made by the third-party sources and by us. We use certain non-GAAP financial information in this presentation, such as EBITDA and Adjusted EBITDA, to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively with comparable GAAP financial measures, is helpful to investors because it provides consistency and comparability with past financial performance, and provides meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations or outlook. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measure as tools for comparison. We seek to compensate such limitations by providing a detailed reconciliation for the non-GAAP financial measures to the most directly comparable financial measures stated in accordance with GAAP in this presentation. You are encouraged to review the related GAAP financial measures and the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business. N Y S E : X P O F | X P O N E N T I A L F I T N E S S 2

Our Mission is to Make Boutique Fitness Accessible to Everyone N Y S E : X P O F | X P O N E N T I A L F I T N E S S 3Our Mission is to Make Boutique Fitness Accessible to Everyone N Y S E : X P O F | X P O N E N T I A L F I T N E S S 3

# Proven and Experienced Management Team



**Anthony Geisler**
Founder & CEO
6 Years at Xponential
19 Years of Industry Experience



**John Meloun**
CFO
3 Years at Xponential
22 Years of Industry Experience



**Sarah Luna**
President
6 Years at Xponential
13 Years of Industry Experience



**Ryan Junk**
COO
4 Years at Xponential
26 Years of Industry Experience

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# Xponential is the **Largest Global Franchisor of Boutique Fitness Studios**

**3,603**
Global Licenses Sold; Additional **730+ International** License Obligations(1)

**1,839**
Studios Open Globally

**$442M**
North American System-wide Sales in 2020

**~20M**
Workouts in 2020

**0**
Permanent Studio Closures in Company History

**~100%**
Studios Open as of June 30, 2021

**9 Leading Brands**

Note: Unless specified, all figures are as of June 30, 2021. Adjusted for the Rumble acquisition.
1) Global licenses sold are gross of terminated licenses. International contracts reflect international studios obligated to be sold.

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March April 2021 Acquires 2020 Xponential’s Evolution: December Launches GO Digital 2018 Platform Acquires October From One to Nine Boutique Brands 2018 Acquires July 2018 Acquires 13 Studios March 71 Licenses 2018 Sold Acquires December 6 Studios 2017 November 76 Licenses Acquires 2017 599 Studios Sold Acquires 713 Licenses September Sold 105 Studios 2017 514 Licenses March Acquires Sold 2015 August 24 Studios Anthony Geisler 2017 107 Licenses Acquires Sold 90 Studios Founded 309 Licenses 122 Studios Sold 371 Licenses 231 Studios 649 Studios Sold 477 Licenses 965 Licenses Sold Sold Total (1) Studios 1) Global studios open and licenses sold, as of June 30, 2021. Adjusted for the Rumble acquisition. N Y S E : X P O F | X P O N E N T I A L F I T N E S S 6March April 2021 Acquires 2020 Xponential’s Evolution: December Launches GO Digital 2018 Platform Acquires October From One to Nine Boutique Brands 2018 Acquires July 2018 Acquires 13 Studios March 71 Licenses 2018 Sold Acquires December 6 Studios 2017 November 76 Licenses Acquires 2017 599 Studios Sold Acquires 713 Licenses September Sold 105 Studios 2017 514 Licenses March Acquires Sold 2015 August 24 Studios Anthony Geisler 2017 107 Licenses Acquires Sold 90 Studios Founded 309 Licenses 122 Studios Sold 371 Licenses 231 Studios 649 Studios Sold 477 Licenses 965 Licenses Sold Sold Total (1) Studios 1) Global studios open and licenses sold, as of June 30, 2021. Adjusted for the Rumble acquisition. N Y S E : X P O F | X P O N E N T I A L F I T N E S S 6

v Our Franchise Model N Y S E : X P O F | X P O N E N T I A L F I T N E S S 7v Our Franchise Model N Y S E : X P O F | X P O N E N T I A L F I T N E S S 7

NENTIAL

# Boutique Fitness: A Compelling Proposition


Boutique Fitness
Premium Gyms
Mid-Priced Gyms
HVLP Gyms
At-Home Fitness
Community Centric
High-Quality Programming
Premium Amenities
Accessibility
Digital Offerings
Instructor Attention
Value

Boutique Fitness: Customized, Personalized, Supportive

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# Xponential's Boutique Operations at a Glance


CLUB PILATES

## Studio Storefronts

Accessible locations globally

Ability to create 'fitness rows'

Average studio:

1,500 – 2,000 sq. ft.



## Retail Operations

Branded & third-party product

Bring the studio home

Provides recurring revenue stream



## Class Sessions

Small class sizes

Flexible location (indoor/outdoor/digital)

Community driven

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# The Proven Xponential Playbook

**We Provide Robust and On-Going Support to Franchisees**

- Optimize studio prototype & investment
- Thoroughly vet franchisee candidates
- Site selection, studio build-out and design assistance
- Comprehensive pre-opening support
- Detailed studio-level operational framework and best practices
- Intensive instructor and management training
- Robust digital offerings offer incremental revenue
- Data-driven tools support marketing, member acquisition and retention
- Sophisticated technology systems
- Centralized model provides resources in the event of crises
- Ongoing monitoring and support to promote success

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# Platform Synergies for All Stakeholders

Strong Value Proposition for All Parties

**Franchisor**: recurring revenue, asset-light model with strong FCF conversion

**Franchisee**: strong studio economics, multi-brand opportunity, adaptable operating model

**Customer**: 9 unique brands, quality and consistency, high quality instruction


Disciplined Franchisee Selection Process
Comprehensive Training, Systems and Support
Strong New Studio Performance
Attractive Returns on Invested Capital
Franchisees Reinvest into Our System



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# Passionate, Growing and Loyal Consumer Base

**Xponential's consumer is typically:**
- Female
- 20 - 60 years old
- Bachelor's degree
- Household income > $75k annually

**Consumers can purchase:**
- Recurring memberships or walk-in classes
- 4x, 8x or unlimited memberships
- 8x membership: average price of $12-$25 per class[1]

**Active membership base:**
- Current base exceeds pre-COVID levels
- 405k+ members, of which 355k+ are actively paying members on recurring memberships as of June 30, 2021

1) Pricing is based on a minimum threshold that franchisees must charge to customers. Above average excludes StretchLab which typically prices between $31-$75 per session for an 8x per month recurring membership.


ROW HOUSE
STRIDE
DANCE. BURN.
YOGASIX

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## Target Studio-Level Economics Across Portfolio

| | |
|---|---|
| **~$350k**<br>Initial Investment[1] | **25% - 30%**<br>Operating Margin |
| **~$500k**<br>Average Annual Revenue | **2.5**<br>Year Payback |
| **6 - 12**<br>Month Ramp to Base Maturity[2] | **~40%**<br>Cash-on-Cash Return |

1) Initial Investment is net of estimated tenant improvement benefits.
2) Base Maturity is when a studio has annualized monthly revenue in the $400K to $600K range.

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Boutique Fitness: Fastest Growing Segment of Attractive Industry Global Fitness Industry U.S. Boutique Fitness Industry Size ($ in billions) 184M+ 21+ $26.2 $24.9 $23.6 Global Health and Fitness Consecutive Years of U.S. Annual $22.1 $21.1 (1) Club Members Growth Prior to COVID-19 $16.2 $8.8 $97BN $35BN Global Health and Fitness Club U.S. Health and Fitness Club (2) (2) Market Size Market Size 2019 2020 2021E 2022P 2023P 2024P 2025P Boutique 80,000 68,000 74,800 80,784 84,823 87,368 89,989 Studios Source: International Health, Racquet & Sports Association (“IHRSA”) Research, “IHRSA Global Report,” 2005 and 2020. Third party study conducted by Frost & Sullivan. 1) Represents the period from 1998 to 2019. 2) Represents 2019 market size. N Y S E : X P O F | X P O N E N T I A L F I T N E S S 14Boutique Fitness: Fastest Growing Segment of Attractive Industry Global Fitness Industry U.S. Boutique Fitness Industry Size ($ in billions) 184M+ 21+ $26.2 $24.9 $23.6 Global Health and Fitness Consecutive Years of U.S. Annual $22.1 $21.1 (1) Club Members Growth Prior to COVID-19 $16.2 $8.8 $97BN $35BN Global Health and Fitness Club U.S. Health and Fitness Club (2) (2) Market Size Market Size 2019 2020 2021E 2022P 2023P 2024P 2025P Boutique 80,000 68,000 74,800 80,784 84,823 87,368 89,989 Studios Source: International Health, Racquet & Sports Association (“IHRSA”) Research, “IHRSA Global Report,” 2005 and 2020. Third party study conducted by Frost & Sullivan. 1) Represents the period from 1998 to 2019. 2) Represents 2019 market size. N Y S E : X P O F | X P O N E N T I A L F I T N E S S 14

# Resilience Through the Pandemic

## Impact on the Industry

**58%**
Fitness Industry Revenue Decline in 2020

**8**
Major Fitness Companies Filed for Bankruptcy

**17%**
Of Fitness Facilities Permanently Closed in the U.S.

**19%**
Of Boutique Studios Permanently Closed in the U.S.

COVID-19 Resulted in the Temporary Closure of ~100% of Xponential Studios, But Zero Permanently Closed Locations

XPONENTIAL FITNESS

## Resiliency of Xponential Fitness

**~100%**
Studios Closed in March & April 2020

**~100%**
Studios Open as of June 2021[1]

**0**
Corporate Layoffs

**241**
North American New Studios Opened in 2020

**0**
Studios Permanently Closed

Competitor Permanent Studio Closures and Tailwinds in Health & Wellness Represent a Material New Member Opportunity for Our Brands

Source: Industry figures per IHRSA research. Xponential figures adjusted for the Rumble acquisition.
1) Studios open defined as studios conducting indoor classes. Excludes Rumble.

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# Poised to Continue to Take Market Share as the Economy Re-Opens

- COVID-19 ignited an **increased focus on health & wellness** and a renewed emphasis on healthy, active lifestyles
- Our consumers are **actively returning** to our studios with member visits at **98%** of Pre-COVID levels
- Member continues to grow with actively paying members at **103%** of Pre-COVID levels
- ***Positively trending*** in Q3 2021 with July 2021 achieving record system-wide sales
- Adaptable **business model provides resiliency** to future COVID impacts: digital / outdoor offering to supplement in studio workouts




Cumulative North America Studio Openings[1]
813
1,071
1,471
1,712
1,937
2017
2018
2019
2020
2021

2021 studio count represents **13% growth Y/Y** and **32% growth** from pre-COVID levels



1) 2021 cumulative studio openings based on midpoint of guidance of new studio openings for the year of 215 to 235 openings.

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# Four Key Strategies for our Growth

Grow Our Franchised Studio Base Across All Brands in North America

Grow Our Brands and Studio Footprint Internationally

Drive System-Wide Same Store Sales and Grow AUVs

Expand Operating Margins and Drive Free Cash Flow Conversion



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Proven Portability Nationwide • 1,824 North American studio as of Q2- 21, with potential U.S. whitespace of 15 82 (1) 6,900 69 • Brands have geographic reach & 13 15 78 national appeal 279 14 • 60%+ of U.S. population lives within 10 (2) miles of an XPO studio • No significant regional concentration 176 14• Insulated from significant events that may impact individual markets 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor (3) 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo r r r r r r r r r r r r r r r r r r r r r r r r r r r r Open Studios 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo r r r r r r r r r r r r r r r r r r r r r (1) U.S. whitespace per Buxton Company report July 2021. 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor (2) U.S. population excluding Alaska and Hawaii per Buxton Company, as of March 31, 2021. (3) U.S. studios open, as of June 30, 2021. Adjusted for the Rumble acquisition. N Y S E : X P O F | X P O N E N T I A L F I T N E S S 18Proven Portability Nationwide • 1,824 North American studio as of Q2- 21, with potential U.S. whitespace of 15 82 (1) 6,900 69 • Brands have geographic reach & 13 15 78 national appeal 279 14 • 60%+ of U.S. population lives within 10 (2) miles of an XPO studio • No significant regional concentration 176 14• Insulated from significant events that may impact individual markets 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor (3) 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo r r r r r r r r r r r r r r r r r r r r r r r r r r r r Open Studios 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo 1.wo r r r r r r r r r r r r r r r r r r r r r (1) U.S. whitespace per Buxton Company report July 2021. 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_ 1395042_1.wor 1.wor 1.wor 1.wor 1.wor 1.wor 1.wor (2) U.S. population excluding Alaska and Hawaii per Buxton Company, as of March 31, 2021. (3) U.S. studios open, as of June 30, 2021. Adjusted for the Rumble acquisition. N Y S E : X P O F | X P O N E N T I A L F I T N E S S 18

# Growing International Presence

## Scalable Master Franchisor Strategy Focused on Select Countries with Compelling Demographics

**$97BN**
Global Health and Fitness Club Industry in 2019

**730+**
Studios Contractually Obligated to Be Sold(1)

**~53**
Studios Required to Sell / Open by Year End 2021(1)

**15**
International Studios Open Outside of North America(1)

**11**
Total Countries with Contracts in Place(2)

**Where We Have Open Studios(3)**

| Country | |
|---|---|
| United States | #1 Fitness Market |
| Canada | #6 Fitness Market |
| Saudi Arabia | Top 20 Market; Largest in the Middle East |
| Australia | #8 Fitness Market |
| Japan | #5 Fitness Market |
| South Korea | #11 Fitness Market |
| Dominican Republic | Opened 1st Studio in Q2'21 |

**Agreements in Place**

| Country | |
|---|---|
| Germany | #2 Fitness Market |
| Spain | #9 Fitness Market |
| Austria | |
| Singapore | |

**Top Tier Partnerships**

ALHOKAIR Fashion Retail — Saudi Arabia

lifefit group

Corripio Group — Dominican Republic

Source: IHRSA Research, "2020 IHRSA Global Report."
1) As of June 30, 2021.
2) As of June 30, 2021. Includes the United States and Canada.
3) Market size based on total industry revenue as of December 31, 2019. Countries listed based on number of studios open in each market.

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XPASS
EIGHT BRANDS, ONE PASS.
STRETCH LAB

XPASS

# XPASS: Eight Brands, One Membership

- **Enhances Consumer Experience** – three flexible packages:
  - *Explore* : $29 / month
  - *Expand*: $49 / month
  - *Experience*: $69 / month (most popular)
- **Drives Retention** – introduces consumers to new brands & verticals, reducing attrition and increasing stickiness
- **Dynamic Class Pricing** – based on inventory, availability, etc.
- **Economics** – approximate breakdown:
  - 70% Franchisee / 30% Xponential
- **Rollout Continues**: over 750 studios across 45 states as of August 2021


XPASS
Eight Brands, One Pass
Get Started
Functional Movement

NYSE: XPOF | XPONENTIAL FITNESS
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STRIDE

# GO™ Strong Digital Engagement: All-Access GO, Access Beyond 4 Walls

**$19**
Per Month for Each Individual Brand

**$29**
Per Month for All-Access[(1)]

**2,500+**
Digital Workouts in Library

**50,000+**
Total Users[(2)]

**~90%**
Class Bookings Through XPO App[(3)]

- **Live & on-demand** classes across all nine verticals
- Access to brands not currently in members' region
- **Variety of class times and workout intensities** makes classes accessible to any schedule or fitness level
- Members can choose a **diverse assortment of workouts** with unique class formats across our 9 brands

All statistics as of June 2021.
1) Includes access to all brands other than Rumble.
2) Includes 16,700 paid subscribers.
3) Last 90 days as of June 30, 2021.

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Financial Overview N Y S E : X P O F | X P O N E N T I A L F I T N E S S 22Financial Overview N Y S E : X P O F | X P O N E N T I A L F I T N E S S 22

Revenue Overview Revenue Overview ~79% of YTD 2021 Revenue Recurring Recurring Revenue Franchise Revenue • Franchise Revenue – Includes license fees, royalty fees, technology fees, transfer fees and instructor training Franchise Marketing Fund • Royalty Fees – Typically 7% of the gross sales of each location operated by each franchisee recurring on a monthly basis Royalty Other Service Fees Revenue • Equipment Revenue – Sales of equipment to franchisees to be used in the franchised studios and related rebates ~$65M • Merchandise Revenue – Branded and non-branded merchandise sales to franchisees for retail sales to members at studios and YTD 2021 Revenue related rebates Merchandise • Marketing Fund Revenue – Franchisees are required to pay Revenue Training marketing fees of 2% of their gross sales recurring on a monthly Fees basis Technology Fees • Other Service Revenue – Includes revenue from vendor rebates that are not affiliated with product and equipment, sales Equipment License generated from company-owned studios and revenues from our Revenue Fees digital platform N Y S E : X P O F | X P O N E N T I A L F I T N E S S 23Revenue Overview Revenue Overview ~79% of YTD 2021 Revenue Recurring Recurring Revenue Franchise Revenue • Franchise Revenue – Includes license fees, royalty fees, technology fees, transfer fees and instructor training Franchise Marketing Fund • Royalty Fees – Typically 7% of the gross sales of each location operated by each franchisee recurring on a monthly basis Royalty Other Service Fees Revenue • Equipment Revenue – Sales of equipment to franchisees to be used in the franchised studios and related rebates ~$65M • Merchandise Revenue – Branded and non-branded merchandise sales to franchisees for retail sales to members at studios and YTD 2021 Revenue related rebates Merchandise • Marketing Fund Revenue – Franchisees are required to pay Revenue Training marketing fees of 2% of their gross sales recurring on a monthly Fees basis Technology Fees • Other Service Revenue – Includes revenue from vendor rebates that are not affiliated with product and equipment, sales Equipment License generated from company-owned studios and revenues from our Revenue Fees digital platform N Y S E : X P O F | X P O N E N T I A L F I T N E S S 23

Top-Line Momentum Across the Xponential Platform (1) (1) System-Wide Sales ($M) Same Store Sales COVID-19 COVID-19 ~8% Average Same Store Sales in Eight Quarters Pre-COVID 1) Represents system-wide sales and same store sales for North America based on studios open for 13+ months. Adjusted for the Rumble acquisition. N Y S E : X P O F | X P O N E N T I A L F I T N E S S 24Top-Line Momentum Across the Xponential Platform (1) (1) System-Wide Sales ($M) Same Store Sales COVID-19 COVID-19 ~8% Average Same Store Sales in Eight Quarters Pre-COVID 1) Represents system-wide sales and same store sales for North America based on studios open for 13+ months. Adjusted for the Rumble acquisition. N Y S E : X P O F | X P O N E N T I A L F I T N E S S 24

# Recovery in Studio Performance

LTM AUV ($000s)[1]


COVID-19
$354
$367
$386
$399
$408
$420
$437
$449
$453
$371
$327
$283
$257
$312
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021

Run-Rate AUV ($000s)[2]


COVID-19
$375
$396
$387
$422
$420
$441
$442
$477
$431
$165
$245
$286
$303
$384
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021

1) Represents LTM AUVs for North American studios open for 13+ months. Adjusted for the Rumble acquisition.
2) Represents run-rate AUVs for North American studios open for 6+ months. Adjusted for the Rumble acquisition.

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Continued Strong Performance in Q2 2021 ($ in millions) Q2 2021 Q2 2020 % Change Our Recent Performance: Revenues $36 $21 67% Adjusted EBITDA $8 ($3) NM Q2 2021 New Studio Openings 59 57 4% System-wide Sales $172 $61 179% Topline Performance Driven by Growth In Studio Openings and Same-Store Sales Same Store Sales 129% -58% NA LTM Average Unit Volumes $312 $371 -16% N Y S E : X P O F | X P O N E N T I A L F I T N E S S 26Continued Strong Performance in Q2 2021 ($ in millions) Q2 2021 Q2 2020 % Change Our Recent Performance: Revenues $36 $21 67% Adjusted EBITDA $8 ($3) NM Q2 2021 New Studio Openings 59 57 4% System-wide Sales $172 $61 179% Topline Performance Driven by Growth In Studio Openings and Same-Store Sales Same Store Sales 129% -58% NA LTM Average Unit Volumes $312 $371 -16% N Y S E : X P O F | X P O N E N T I A L F I T N E S S 26

# Financial Summary & 2021 Expectations

## North American Studios Open(1)



2,086
1,015
1,071
3,009
1,538
1,471
3,273
1,561
1,712
3,568
1,744
1,824
2018
2019
2020
YTD'21
Studios Open
Sold Studio Pipeline

## System-Wide Sales ($M)(1)(2)



$389
$560
$442
$695
$392
$303
2018
2019
2020
2021
Actual
Estimate

## Revenue ($M)(2)



$59
$129
$107
$136
$71
$65
2018
2019
2020
2021
Actual
Estimate

## Adjusted EBITDA ($M)(2)(3)



($11)
$16
$10
$23
$11
$12
Actual
Estimate
2018
2019
2020
2021
Margin
NM
12.8%
9.2%
16.5%

1) North American licenses sold, North American open studios and system-wide sales pro forma for Rumble acquisition. Licenses sold are gross of terminated licenses.
2) For 2021 numbers, actual (black bar) represents first half 2021 actual results; estimate (blue bar) represents mid-point of second half 2021 guidance.
3) 2021 EBITDA includes a one-time add back for a $3.7M forgiveness of a PPP loan awarded in April 2020.

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FY 2021 Guidance % Change ($ in millions) Low High 2020 at Midpoint Revenues $135.5 $137.0 $107 28% Adjusted EBITDA $22 $23 $10 129% New Franchised Studio Openings 215 235 250 -10% System-wide Sales $690 $700 $442 57% N Y S E : X P O F | X P O N E N T I A L F I T N E S S 28FY 2021 Guidance % Change ($ in millions) Low High 2020 at Midpoint Revenues $135.5 $137.0 $107 28% Adjusted EBITDA $22 $23 $10 129% New Franchised Studio Openings 215 235 250 -10% System-wide Sales $690 $700 $442 57% N Y S E : X P O F | X P O N E N T I A L F I T N E S S 28

## Investment Highlights

- **Diversified portfolio** of leading boutique fitness brands
- **Market leading** position with significant scale
- Passionate**, growing and loyal consumer base**
- **Xponential Playbook** supports system-wide operational excellence
- **Asset-light** franchise model and **predictable recurring revenue** streams support **strong free cash flow** conversion
- Highly **attractive** and predictable **studio-level economics**
- Large and **expanding franchisee base** with visible organic growth
- Proven and **experienced management** team with an entrepreneurial culture

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Appendix N Y S E : X P O F | X P O N E N T I A L F I T N E S S 30Appendix N Y S E : X P O F | X P O N E N T I A L F I T N E S S 30

YTD Performance: 2021 YTD YTD ($ in millions) % Change Q2 2021 Q2 2020 Revenues $65 $53 22% Adjusted EBITDA $12 $5 137% New Franchised Studio Openings 117 114 3% System-wide Sales $303 $222 37% Same Store Sales 22% -29% NA LTM Average Unit Volumes $312 $371 -16% Note: All figures as of June 30, 2021. 1) Studios open defined as studios conducting indoor classes. Excludes Rumble. N Y S E : X P O F | X P O N E N T I A L F I T N E S S 31YTD Performance: 2021 YTD YTD ($ in millions) % Change Q2 2021 Q2 2020 Revenues $65 $53 22% Adjusted EBITDA $12 $5 137% New Franchised Studio Openings 117 114 3% System-wide Sales $303 $222 37% Same Store Sales 22% -29% NA LTM Average Unit Volumes $312 $371 -16% Note: All figures as of June 30, 2021. 1) Studios open defined as studios conducting indoor classes. Excludes Rumble. N Y S E : X P O F | X P O N E N T I A L F I T N E S S 31

# Adjusted EBITDA Reconciliation

## Adjustment Detail

1. Represents non-cash equity-based compensation related to profit interest units awarded to key management and directors
2. Acquisition and transaction related adjustments from 2018 acquisitions of Pure Barre, YogaSix, AKT and Stride, includes valuation change in contingent considerations related to 2017 and 2018 business acquisitions
3. Represents required annual management fees paid to H&W Investco
4. Represents adjustment for expenses incurred during the acquisition integration process, including refresh of legacy Pure Barre studios post acquisition to standardize studio base
5. Represents adjustment for one-time legal expenses (e.g. Stretch Lab founders, MBO, AKT founder)

| *($ in millions)* | Year Ended December 31, | | | Three Months Ended March 31, | | Three Months Ended June 30, | |
|---|---|---|---|---|---|---|---|
| | 2018 | 2019 | 2020 | 2020 | 2021 | 2020 | 2021 |
| **Net Income** | ($42) | ($37) | ($14) | ($2) | ($5) | ($5) | ($8) |
| Interest | $6 | $16 | $21 | $8 | $4 | $4 | $11 |
| Taxes | $0 | $0 | $0 | $0 | $0 | $0 | $0 |
| Depreciation & Amortization | $4 | $6 | $8 | $2 | $2 | $2 | $2 |
| **EBITDA** | ($33) | ($15) | $15 | $8 | $2 | $1 | $6 |
| **Adjustments to EBITDA** | | | | | | | |
| (1) Equity-Based Compensation | $2 | $2 | $2 | $0 | $0 | $0 | $0 |
| (2) Acquisition & Transaction Expenses (Income) | $18 | $8 | ($11)[1] | ($1) | $0 | ($5) | $0 |
| (3) Management Fees & Expenses | $1 | $1 | $1 | $0 | $0 | $0 | $0 |
| (4) Integration & Related Expenses | $0 | $15 | $0 | $0 | $0 | ($0) | $0 |
| (5) Litigation Expenses | $1 | $6 | $2 | $0 | $1 | $0 | $2 |
| **Adjusted EBITDA** | ($11) | $16 | $10 | $8 | $4 | ($3) | $8 |

1) Income represents the valuation change in contingent consideration related to 2017 and 2018 business acquisitions.

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# Capital Structure Supports Continued Growth

- The COVID-19 pandemic impacted our business for most of the LTM period, negatively impacting Adj. EBITDA
- As our business continues to recover from the pandemic, growth in our Adj. EBITDA leads to significant reduction in our Net Leverage Ratio
- In conjunction with the IPO transaction, we completed a convertible preferred transaction with ~$115M of proceeds used to pay down Net Debt
- Franchised business model with highly predictable and recurring revenue streams and limited on-going capital requirements creates visibility into cash available to service debt obligations

| *($ in millions)* | As of June 30, 2021 | Adj. | Pro Forma Post-IPO |
|---|---|---|---|
| Cash & Cash Equivalents[(1)] | $20 | $9 | $30 |
| Total Debt | $211 | ($115) | $96 |
| Net Debt | $191 | ($124) | $67 |
| Q2'21 LTM Adj. EBITDA[(2)] | $17 | | $17 |
| Net Debt / Q2'21 LTM Adj. EBITDA | | | 4.0x |
| Convertible Preferred | - | $200 | $200 |

Note: USD in millions.
1) Includes Restricted Cash of approximately $2M.
2) LTM Adj. EBITDA is based upon the midpoint of the preliminary estimated range for Q2'21 and is subject to change based on closing procedures.

NYSE: XPOF | XPONENTIAL FITNESS

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# Up-C Structure Overview

The diagram below depicts our organizational structure immediately following this offering, after giving effect to the recapitalization and reorganization transactions, assuming no exercise by the underwriters of their option to purchase additional shares of Class A common stock



Public
Continuing Pre-IPO LLC Members
Rumble Shareholder
Class A common stock
• % voting interest
• % economic interest
Class B common stock
• % voting interest
• No economic interest
Class A common stock
• % voting interest
• % economic interest
Xponential Fitness Inc.
Preferred Investors
LLC Units
• % economic interest
• No voting interest
• Exchangeable on a one-for-one basis (along with shares of Class B common stock) for shares of Class A common stock
Managing member / LLC Units
• % economic interest
• 100% voting power
Series A preferred stock
• % voting interest
• % economic interest
• Board designation rights
Series A-1 preferred stock
• No voting interest
• % economic interest
• No Board designation rights
• Exchangeable on a one-for-one basis to shares of Series A preferred stock when permitted under relevant antitrust restrictions
Xponential Holdings LLC
Xponential Fitness LLC

- ✓ Purpose of the structure
  - Preserves "flow-through" tax treatment for historic owners following the IPO
  - Creates tax basis step-up when historic owners sell interest
    - Typical for historic owners to retain a portion of the value of the step-up via a tax receivable agreement
- ✓ Description of structure
  - Historic owners typically hold their interest in the business through an LLC or other legal entity treated as a partnership for U.S. tax purposes ("OpCo LLC")
  - Newly created C-corporation ("PubCo") raises IPO proceeds and uses proceeds to buy OpCo LLC units from OpCo LLC directly and/or from the historic owners
  - Following the IPO, the historic owners continue to hold a direct interest in OpCo LLC
    - The OpCo LLC units are typically exchangeable on a one- for-one basis for PubCo shares
    - The historic owners also typically hold a non-economic voting interest in PubCo providing them with voting rights commensurate with their economic interest in OpCo LLC
  - Public shareholders and LLC members have equal voting interests

NYSE: XPOF | XPONENTIAL FITNESS

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# EPS Calculation

| | Three Months Ended 30-Jun-21 | Six Months Ended 30-Jun-21 |
|---|---|---|
| Numerator: | | |
| Pro forma net loss | (8,001) | (12,751) |
| Add: Pro forma net loss attributable to non-controlling interests | 4,164 | 6,636 |
| Less: Preferred stock dividends | (3,250) | (6,500) |
| Pro forma net loss attributable to Xponential Fitness, Inc. | $ (7,087) | $ (12,615) |
| Denominator: | | |
| Shares of Class A common stock issued in connection with this offering | 21,694 | 21,694 |
| Pro forma weighted-average shares of Class A common stock outstanding - basic | 21,694 | 21,694 |
| Effect of dilutive securities | - | - |
| Pro forma weighted-average shares of Class A common stock outstanding - diluted | 21,694 | 21,694 |
| Pro forma net loss per share attributable to Class A common stock - basic | $ (0.33) | $ (0.58) |
| Pro forma net loss per share attributable to Class A common stock - diluted | $ (0.33) | $ (0.58) |

Note: Potentially dilutive securities that are antidilutive have been excluded from the calculation of diluted net loss per share. Potential common shares that have been excluded from net loss per share because the effect of including them would be antidilutive include the Convertible Preferred, potential common shares issued as contingent consideration under the Rumble acquisition agreement and potential common shares to be issued under our 2021 Plan and ESPP.

1) Preferred stock dividends represent $200 million in Convertible Preferred Notes at 6.5%.

NYSE: XPOF | XPONENTIAL FITNESS

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STRIDE CLUB PILATES STRETCH LAB RUMBLE YOGASIX AKT CYCLEBAR pure barre ROW HOUSE


STRIDE
YOGASIX

CONTACT:

Addo Investor Relations

investor@xponential.com

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